UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21504

Advent/Claymore Enhanced Growth & Income Fund
(Exact name of registrant as specified in charter)

1271 Avenue of the Americas, 45th Floor, New York, NY 10020
(Address of principal executive offices) (Zip code)

Robert White, Treasurer
1271 Avenue of the Americas, 45th Floor, New York, NY 10020
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 482-1600

Date of fiscal year end: October 31

Date of reporting period: November 1, 2011 - October 31, 2012

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM INVESTMENTS

ADVENT CAPITAL MANAGEMENT

CEF

OCTOBER 31, 2012

LCM | ANNUAL REPORT

Advent/Claymore Enhanced Growth & Income Fund

WWW.GUGGENHEIMINVESTMENTS.COM/LCM

…YOUR BRIDGE TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheiminvestments.com/lcm, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions, and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	October 31, 2012

Tracy V. Maitland
President and Chief Executive Officer

DEAR SHAREHOLDER

We thank you for your investment in the Advent/Claymore Enhanced Growth & Income Fund (the “Fund”). This report covers the Fund’s performance for the fiscal year ended October 31, 2012.

Advent Capital Management, LLC serves as the Fund’s Investment Manager. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds and closed-end funds. As of October 31, 2012, Advent managed approximately $6.0 billion in assets.

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) serves as the investment adviser to the Fund. The Investment Adviser is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.

The Fund’s primary investment objective is to seek current income and current gains from trading securities, with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 70% of its managed assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers, and up to 30% of assets in non-convertible high yield securities. Additionally, the Fund intends to engage in a strategy of writing (selling) covered call options on a portion of the securities held in the Fund’s portfolio, thus generating option writing premiums.

Advent seeks international investment opportunities in each asset class, with an emphasis on large multinational companies. Appreciation potential is provided by investments in convertibles and common stock, while the allocation to high-yield securities is primarily a source of income. The balance between convertible securities, equities and high-yield securities, and the degree to which the Fund engages in a covered call strategy, will vary from time to time based on security valuations, interest rates, equity market volatility and other economic and market factors.

For the 12-month period ended October 31, 2012, the Fund generated a total return based on market price of 6.78% and a return of 8.59% based on NAV. As of October 31, 2012, the Fund’s market price of $9.46 represented a discount of 10.75% to NAV of $10.60. The Fund uses financial leverage to finance the purchase of additional securities, a strategy which contributed to performance for the period. All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions.

The Fund paid a quarterly dividend of $0.264 per share in November 2011. In February, May and August of 2012, the Fund paid quarterly dividends of $0.210 per share. The most recent dividend represents an annualized distribution rate of 8.88% based on the Fund’s market price on October 31, 2012. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 37 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an Internal Revenue

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DEAR SHAREHOLDER continued (Unaudited)	October 31, 2012

Service (“IRS”) limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. The DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the share price is lower than when the price is higher.

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that influenced the Fund’s performance.

We thank you for your investment in the Fund and we are honored that you have chosen the Advent/Claymore Enhanced Growth & Income Fund as part of your investment portfolio. For the most up-to-date information regarding your investment, please visit the Fund’s website at www.guggenheiminvestments.com/lcm.

Sincerely,

Tracy V. Maitland
President and Chief Executive Officer of the Advent/Claymore Enhanced Growth & Income Fund

November 30, 2012

4 | LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	October 31, 2012

Advent/Claymore Enhanced Growth & Income Fund (the “Fund”) is managed by a team of seasoned professionals at Advent Capital Management, LLC (“Advent” or the “Investment Manager”), led by Tracy V. Maitland, Advent’s Founder, President and Chief Investment Officer. In the following interview, the management team discusses the equity, convertible securities and high-yield markets and the performance of the Fund during the 12-month period ended October 31, 2012.

Please describe the Fund’s objectives and management strategies.
The Fund’s primary investment objective is to provide current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 70% of its assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers, and up to 30% in non-convertible high yield securities. Advent seeks international investment opportunities in each asset class, with an emphasis on large multinational companies. The Fund’s investments in convertibles and common stock provide capital appreciation potential, while the allocation to high-yield securities is primarily a source of income.

The Fund also uses a strategy of writing (selling) covered call options. During the period, the Fund’s Trustees approved eliminating a previous requirement that 50% of all positions in the Fund have covered calls written against them. The Fund intends to continue to write covered call options, but there is no minimum or maximum percentage of positions to be written against; the percentage now can vary. However, as the percentage increases, the risks associated with covered call option writing also increase, and the Fund may also limit its ability to benefit from capital appreciation in holdings on which options have been written. In addition, the Fund may invest in other derivatives, such as foreign exchange currency contracts, futures contracts and swaps.

The Fund uses financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.

Please describe the economic and market environment over the last 12 months.
Securities markets performed quite well for the fiscal year ended October 31, 2012. Reasonable growth in the U.S. economy was spurred by a third Federal Reserve program to raise money flow and hold down interest rates. The Federal Reserve also continued to keep its target short-term rates low and pledged to do so until mid-2015, providing considerable support for bond prices. Confidence about a solution to the ongoing problem of European sovereign solvency fluctuated throughout the period.

In the U.S., strong corporate profits and higher dividend payouts buoyed stocks, particularly when corporate profit margins hit all-time highs. Durable goods and payroll reports improved toward the end of the period, and the residential housing market began to rise from a bottom on the strength of better housing starts, building permits and new home sales. Inflation, meanwhile, remained subdued, with the Consumer Price Index (CPI) staying around a 2% annual growth rate. To be sure, pockets of the U.S. economy remained weak, especially those affected by global markets such as technology and some natural resources.

Overseas, European markets advanced, despite a substantial decline in the spring of 2012 caused by renewed uncertainty over Greece’s ability to fulfill terms of a prior bailout and contagion of European sovereign fears that spread to Spain and, to a lesser extent, Italy. By summer, however, a new government in Greece and establishment of the European Stability Mechanism calmed global markets.

Toward the end of the period, markets reacted to a flare-up of the European debt crisis and emerging market growth that appeared to be slowing. The effects of prior rate hikes in emerging markets, such as China and Brazil, had hampered equity market performance over much of the period, but ongoing improvement in developed economies was signaling a rebound in emerging markets by period end.

How did the Fund perform in this environment?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2012, the Fund generated a total return based on market price of 6.78% and a return of 8.59% based on NAV. As of October 31, 2012, the Fund’s market price of $9.46 represented a discount of 10.75% to NAV of $10.60. As of October 31, 2011, the Fund’s market price of $9.73 represented a discount of 8.47% to NAV of $10.63.

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QUESTIONS & ANSWERS continued (Unaudited)	October 31, 2012

The market value and NAV of the Fund’s shares fluctuate from time to time, and the Fund’s market value may be higher or lower than its NAV. The Investment Manager believes that, over the long term, the fluctuations of the NAV will be reflected in the market price return to shareholders.

Leverage in the fund was a contributor to performance.

What was the impact of the Fund’s covered call strategy?
Contributing to performance for the period was the Fund’s covered call strategy, which reacted well to the combination of a rising equity market and falling volatility. For the 12 months ended October 31, 2012, the Fund had realized gains on written options. The CBOE Volatility Index, better known as the VIX, fell from 30.0 at October 2011 to 18.6 at October 2012.

The Fund wrote call options on most of the equity exposure if they were available. The Fund’s desire to seek dividend income for its shareholders, a general trend that has helped valuations of all dividend-paying equities recently, the Fund invested in stocks with lower volatilities and thus lower call option income potential, but the advisers believe this contributed to the Fund’s performance during the period, given the general decline in the VIX over the period.

How did other market measures perform in this environment?
For the 12-month period ended October 31, 2012, the S&P 500 Index, which represents larger-capitalization U.S. stocks, returned 15.2%. International equities were not as strong, with the Morgan Stanley Capital International Europe-Australasia-Far East Index (the “MSCI EAFE”) returning 4.6%. The MSCI EAFE Index is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin.

Many bond indices also delivered positive returns during the 12 months ended October 31, 2012, with measures of riskier parts of the market leading the pack. The return of the Merrill Lynch High Yield Master II Index, which measures performance of the U.S. high-yield bond market, was 13.2%. The returns of the Merrill Lynch All U.S. Convertibles Index and the Merrill Lynch Global 300 Convertible Index were 11.0% and 8.7%, respectively. The Barclays U.S. Aggregate Bond Index (the “Barclays Aggregate”), which measures return of the U.S. investment-grade and government bond market as a whole, rose 5.3% for the period.

The CBOE S&P 500 2% OTM Buy Write Index (BXY), an index that measures the performance of the S&P 500 equity index with 2% out-of-the-money S&P 500 Index call options written against it, returned 15.6%. In an unusual outcome, the BXY advance of 15.6% was higher than the S&P 500’s return of 15.2%. Typically, the BXY performs at less than 100% of the S&P Index return, as BXY equity returns are capped by in-the-money calls.

It is important to remember that the Fund’s mandate differs materially from each of these indices and that the Fund maintains leverage while these indices do not.

Please discuss the Fund’s distributions.
In February 2012, the Fund began a new regular quarterly distribution rate of $0.210 to more closely align its distribution with the earnings potential of the Fund’s investments, which have been affected by gradually lower interest rates for U.S. Treasuries, high yield, investment grade and convertible securities since the Fund was launched in 2005.

The Fund paid a quarterly dividend of $0.264 per share in November 2011. In February, May and August of 2012, the Fund paid quarterly dividends of $0.210 per share.

The most recent dividend represents an annualized distribution rate of 8.88% based on the Fund’s market price on October 31, 2012. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

How was the Fund’s portfolio allocated among asset classes during the 12 months ended October 31, 2012, and what has this meant for performance?
The Fund is diversified globally among stocks, convertible securities and high-yield bonds, but can reallocate assets, as appropriate.

As of October 31, 2011, 65.5% of the Fund’s total investments were in convertible securities with 54.3% in convertible bonds and 11.2% in convertible preferreds. Equity positions represented 11.4% of total investments and high-yield bonds 20.4%. The rest of the Fund’s assets, 2.7%, were in cash and other investments.

As of October 31, 2012, 60.1% of the Fund’s total investments were in convertible securities, with 50.9% in convertible bonds and 9.2% in convertible preferreds. Equity positions represented 19.9% and high-yield bonds 19.3% of total investments. The rest of the Fund’s total investments, 0.7%, were in other investments, including exchange traded funds, put options purchased, and warrants.

Strong corporate profits and a lack of aggressive investment by corporate America set the stage for both equity appreciation and higher dividend payouts over the course of the fiscal period. The growth of the dividend payout rate for the S&P 500 Index, for example, outstripped the growth in

6 | LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS continued (Unaudited)	October 31, 2012

the index itself, which was more than 15%. Equities thus were relatively more attractive than the prior fiscal year, which led us to raise our exposure. In an environment of strong corporate cash flow and low defaults, high-yield bonds have continued to perform well, which caused us to maintain our allocation. Convertible securities remain the core of this Fund; the income, equity participation and downside protection through options embedded in convertible securities provide a compelling blend of reward and risk aversion.

Given the better economic conditions in the U.S. relative to Europe and the Far East, the Fund dropped its international investments in the fiscal year from 21.4% to 19.2%.

Which investment decisions had the greatest effect on the Fund’s performance?
Among the holdings that made the strongest contribution to performance were convertible bonds of Cable & Wireless Worldwide PLC (not held at period end). The company owns a landline broadband network in the United Kingdom, and its stock rebounded after it agreed to be acquired by multinational wireless company Vodafone plc in July.

Preferred stock in Bank of America Corp. (1.2% of long-term investments at period end) performed well in an environment where investors were seeking yield. Bank of America profits rebounded in the period on good capital markets activity and a better mortgage market. Investors flocked to this issue when other trust preferred stocks of Bank of America were called during the period, after losing their status as contributors to capital requirements under Dodd/Frank financial industry regulations.

Other top performers were the stocks of French drug maker Sanofi, which performed well on delayed generic competition, outperforming margins and anticipation of approvals of drugs treating diabetes and cholesterol; and Diamond Offshore Drilling, Inc., which appreciated on strong Gulf of Mexico drilling rates and attraction of the company’s recurring special dividends in a yield-starved market (0.7% and 1.3%, respectively, of long-term investments at period end).

Holdings that detracted from the Fund’s performance included the convertible issue of Allegheny Technologies, Inc., a producer of specialty metals such as nickel and titanium. The company had a series of earnings disappointments on a downturn in the aerospace cycle and poor prices in the titanium market. We believe a cyclical upturn in aerospace will improve prospects for the stock in coming quarters (1.7% of long-term investments at period end).

Convertible issues of heavy-duty truck maker Navistar International Corp. suffered after the company was forced to alter strategy when its alternative technology exhaust-gas recirculation (EGR) engine class failed to meet federal emission standards. After the disappointment, the Fund added Navistar’s high-yield bonds to its portfolio at bargain prices, recovering some of the loss on the convertible holdings. The company is adopting the more conventional selective catalytic reduction (SCR) engines, and we believe earnings will recover in 2013 (1.2% of long-term investments at period end).

Another top detractor was the stock of semiconductor giant Intel Corp., which declined late in the period due to a slowing PC market that was impacted by the transition to Windows 8, slower growth in emerging markets and cannibalization from tablet computers. We believe margins will recover on a new product cycle and the company will combat competition with its own Atom-based processors for smart phones and tablets over the near-term (1.1% of long-term investments at period end).

The Fund exited its stock position in coal maker Walter Energy (not held at period end), which struggled as metallurgical coal demand softened worldwide and the company’s costs at mature mines were higher than expected. While Advent believed there was some potential for the company to be acquired, we sold the position on the Fund’s behalf when an acquisition did not happen within our projected time period, but that did not happen.

Have there been any changes to the Fund’s investment guidelines?
The Commodity Futures Trading Commission (“CFTC”) has amended its Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Adviser and Investment Manager to continue to claim this exclusion with respect to the Fund under the amended rule, beginning on January 1, 2013, the Fund will limit its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either:

(i)
the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or

(ii)
the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.

LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT | 7

QUESTIONS & ANSWERS continued (Unaudited)	October 31, 2012

The Fund and its investment adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

What is the current outlook for the markets and the Fund?
As of the writing of this annual report, the U.S. elections have been resolved, but uncertainty still prevails over various tax rates for 2013, the possibility of tax reform and the direction of government spending. Further, the effect of austerity on European growth and the ability of governments to abide by austerity goals also present the possibility of further volatility in 2013. There are indications of resumed growth in China following their leadership changeover and the global economy will likely look to emerging markets to provide much growth potential over the intermediate term.

Advent always sees opportunities in the myriad of security types available for this Fund, from convertibles to high-yield to equities to foreign securities, but will weigh opportunities for return against the risks inherent in what has been an unpredictable macroeconomic environment.

Index Definitions
Indices are unmanaged and it is not possible to invest directly in an index.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index designed to reflect the movements of stock markets in developed countries of Europe and the Pacific Basin. The index is calculated in U.S. dollars and is constructed to represent about 60% of market capitalization in each country.

The Merrill Lynch All U.S. Convertibles Index is comprised of approximately 500 issues of convertible bonds and preferred stock of all qualities.

Merrill Lynch Global 300 Convertible Index measures the performance of convertible securities of issuers throughout the world.

The Barclays U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities and collateralized mortgage-backed securities sectors.

Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

The CBOE S&P 500 2% OTM BuyWrite Index (BXY) uses the same methodology as the widely accepted CBOE S&P 500 BuyWrite Index (BXM), but the BXY Index is calculated using out-of-the-money S&P 500 Index (SPX) call options, rather than at-the-money SPX call options. The BXY strategy diversifies the buy-write opportunities currently provided by the BXM. The BXY Index yields lower monthly premiums in return for a greater participation in the upside moves of the S&P 500.

VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. It is a weighted blend of prices for a range of options on the S&P 500 index.

LCM Additional Risks and Disclosure

The views expressed in this report reflect those of the Portfolio Managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

Convertible Securities. The Fund is not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible’s “conversion price,” which is the predetermined price at which the convertible security could be exchanged for the associated stock.

Structured and Synthetic Convertible Securities Risk. The value of structured-convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Equity Securities Risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding

8 | LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS continued (Unaudited)	October 31, 2012

the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds.

Risk Associated with the Fund’s Covered Call Option Writing Strategy. The ability of the Fund to achieve its investment objective of providing total return through a combination of current income and capital appreciation is partially dependent on the successful implementation of its covered call option strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

Preferred Securities Risks. There are special risks associated with investing in preferred securities, including risks related to deferral, noncumulative dividends, subordination, liquidity, limited voting rights and special redemption rights.

Lower Grade Securities Risks. The Fund may invest an unlimited amount in lower grade and non-investment grade fixed income securities. Investing in lower grade and non-investment grade fixed income securities (commonly known as “junk bonds”) involves additional risks, including credit risk. Credit risk is the risk that one or more fixed income securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status.

Leverage Risk. Certain risks are associated with the leveraging of common stock, including the risk that both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

Foreign Securities and Emerging Markets Risk. The Fund may invest without limitation in foreign securities. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to (1) news and events unique to a country or region (2) smaller market size, resulting in lack of liquidity and price volatility (3) certain national policies which may restrict the Fund’s investment opportunities (4) less uniformity in accounting and reporting requirements (5) unreliable securities valuation and (6) custody risk.

Illiquid Investments. The Fund may invest without limit in illiquid securities. The Fund may also invest without limit in Rule 144A Securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the Investment Manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities.

In addition to the risks described above, the Fund is also subject to: Interest Rate Risk, Credit Risk, Call Risk, Currency Risks, Management Risk, Strategic Transactions, Anti-Takeover Provisions, and Market Disruption Risk. Please see www.guggenheiminvestments.com/lcm for a more detailed discussion about Fund risks and considerations.

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FUND SUMMARY (Unaudited)	October 31, 2012

Fund Statistics
Share Price	$9.46
Common Share Net Asset Value	$10.60
Premium/Discount to NAV	-10.75%
Net Assets ($000)	$144,222

Total Returns
(Inception 1/31/05)	Market	NAV
One Year	6.78%	8.59%
Three Year - average annual	6.11%	5.59%
Five Year - average annual	-1.75%	-3.41%
Since Inception - average annual	-0.07%	1.10%

% of Long-Term
Top Ten Industries	Investments
Oil & Gas	6.5%
Telecommunications	6.4%
Retail	5.2%
Pharmaceuticals	4.8%
Mining	4.7%
Internet	4.7%
Real Estate Investment Trusts	4.2%
Diversified Financial Services	4.0%
Banks	3.9%
Semiconductors	3.8%

% of Long-Term
Top Ten Issuers	Investments
Clear Channel Worldwide Holdings, Inc.	2.1%
Allegheny Technologies, Inc.	1.7%
Toys “R” US Property Co. II, LLC	1.6%
Stanley Black & Decker, Inc.	1.5%
Apria Healthcare Group, Inc.	1.4%
Wynn Resorts Ltd.	1.4%
ArcelorMittal	1.4%
Hologic, Inc.	1.3%
Ford Motor Credit Co., LLC	1.3%
SanDisk Corp.	1.3%

Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions. All portfolio data is subject to change daily. For more current information, please visit www.guggenheiminvestments.com/lcm. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

10 | LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	October 31, 2012

Principal					Optional Call
Amount~	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Long-Term Investments – 128.4%
	Convertible Bonds – 65.6%
	Airlines – 2.0%
800,000	Continental Airlines, Inc.	B–	4.50%	01/15/2015	N/A	$1,041,500
GBP 1,000,000	International Consolidated Airlines Group SA (Spain)	BB	5.80%	08/13/2014	N/A	1,812,835
						2,854,335

	Apparel – 1.6%
2,340,000	Iconix Brand Group, Inc.(a) (j)	NR	2.50%	06/01/2016	N/A	2,341,462

	Auto Manufacturers – 1.2%
1,395,000	Navistar International Corp.(j)	CCC+	3.00%	10/15/2014	N/A	1,222,369
500,000	Wabash National Corp.	NR	3.38%	05/01/2018	N/A	476,250
						1,698,619

	Auto Parts & Equipment – 0.8%
500,000	Meritor, Inc.(b) (j)	B–	4.63%	03/01/2026	03/01/16 @ 100	435,625
1,000,000	Meritor, Inc.(b) (j)	B–	4.00%	02/15/2027	02/15/19 @ 100	743,750
						1,179,375

	Biotechnology – 2.0%
1,000,000	Illumina, Inc.(a) (j)	NR	0.25%	03/15/2016	N/A	945,625
700,000	United Therapeutics Corp.(a) (j)	NR	1.00%	09/15/2016	N/A	813,312
1,000,000	Vertex Pharmaceuticals, Inc.	NR	3.35%	10/01/2015	10/01/13 @ 101	1,196,250
						2,955,187

	Building Materials – 0.4%
500,000	Cemex SAB de CV (Mexico)	NR	4.88%	03/15/2015	N/A	521,250

	Coal – 0.8%
1,200,000	Peabody Energy Corp.(j)	B+	4.75%	12/15/2041	12/20/36 @ 100	1,093,500

	Commercial Services – 0.7%
1,000,000	Sotheby’s	BB	3.13%	06/15/2013	N/A	1,089,375

	Computers – 3.0%
1,000,000	CACI International, Inc.	NR	2.13%	05/01/2014	N/A	1,107,500
700,000	NetApp, Inc.	NR	1.75%	06/01/2013	N/A	739,375
2,175,000	SanDisk Corp.(j)	BB	1.50%	08/15/2017	N/A	2,426,484
						4,273,359

	Distribution & Wholesale – 1.0%
1,500,000	Titan Machinery, Inc.(a)	NR	3.75%	05/01/2019	N/A	1,388,438

	Diversified Financial Services – 2.3%
600,000	DFC Global Corp.(a)	B+	3.25%	04/15/2017	N/A	632,625
1,900,000	Janus Capital Group, Inc.(j)	BBB–	3.25%	07/15/2014	N/A	2,005,687
HKD 4,000,000	Power Regal Group Ltd. (Hong Kong)	NR	2.25%	06/02/2014	N/A	630,706
						3,269,018

	Electronics – 0.9%
1,700,000	Vishay Intertechnology, Inc.(a)	BB+	2.25%	11/15/2040	N/A	1,343,000

	Engineering & Construction – 1.0%
1,400,000	Larsen & Toubro Ltd. (India) (j)	NR	3.50%	10/22/2014	N/A	1,493,800

	Food – 0.8%
GBP 600,000	J Sainsbury PLC (United Kingdom)	NR	4.25%	07/16/2014	N/A	1,140,624

See notes to financial statements.
LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT | 11

PORTFOLIO OF INVESTMENTS continued	October 31, 2012

Principal					Optional Call
Amount~	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Health Care Products – 2.2%
500,000	Hologic, Inc., Series 2010(b) (d) (j)	B+	2.00%	12/15/2037	12/15/16 @ 100	$564,063
1,950,000	Hologic, Inc., Series 2012(b) (e) (j)	B+	2.00%	03/01/2042	03/06/18 @ 100	1,929,281
600,000	Insulet Corp.(j)	NR	3.75%	06/15/2016	06/20/15 @ 100	663,375
						3,156,719

	Health Care Services – 1.9%
800,000	Molina Healthcare, Inc., Series MOH	NR	3.75%	10/01/2014	N/A	897,000
1,750,000	WellPoint, Inc.(a) (j)	A–	2.75%	10/15/2042	N/A	1,833,125
						2,730,125

	Home Builders – 0.4%
400,000	Ryland Group, Inc.	BB–	1.63%	05/15/2018	N/A	517,000

	Household Products & Housewares – 1.4%
1,953,000	Jarden Corp.(a)	B	1.88%	09/15/2018	N/A	1,962,765

	Insurance – 0.8%
1,000,000	American Equity Investment Life Holding Co.(a) (j)	BB	3.50%	09/15/2015	N/A	1,125,625

	Internet – 4.8%
500,000	BroadSoft, Inc.	NR	1.50%	07/01/2018	N/A	576,250
600,000	DealerTrack Holdings, Inc.(a) (j)	NR	1.50%	03/15/2017	N/A	626,625
2,260,000	priceline.com, Inc.(a) (j)	BBB	1.00%	03/15/2018	N/A	2,382,888
1,000,000	TIBCO Software, Inc.(a)	NR	2.25%	05/01/2032	05/05/17 @ 100	973,125
2,769,000	WebMD Health Corp.(j)	NR	2.50%	01/31/2018	N/A	2,357,111
						6,915,999

	Investment Companies – 1.4%
1,000,000	Ares Capital Corp.	BBB	5.75%	02/01/2016	N/A	1,065,625
1,000,000	Ares Capital Corp.(a)	BBB	4.88%	03/15/2017	N/A	1,025,000
						2,090,625

	Iron & Steel – 4.7%
2,850,000	Allegheny Technologies, Inc.(j)	BBB–	4.25%	06/01/2014	N/A	3,133,219
EUR 28,000	ArcelorMittal, Series MT (Luxembourg)	BB+	7.25%	04/01/2014	N/A	786,661
1,700,000	ArcelorMittal (Luxembourg)(j)	BB+	5.00%	05/15/2014	N/A	1,732,937
1,000,000	Steel Dynamics, Inc.(j)	BB+	5.13%	06/15/2014	N/A	1,068,125
						6,720,942

	Leisure Time – 0.8%
1,200,000	Callaway Golf Co.(a)	NR	3.75%	08/15/2019	08/15/15 @ 100	1,152,750

	Lodging – 1.7%
2,346,000	MGM Resorts International(j)	B–	4.25%	04/15/2015	N/A	2,410,515

	Mining – 5.4%
1,600,000	African Minerals Ltd. (Bermuda)	NR	8.50%	02/10/2017	02/24/15 @ 110	1,600,320
1,000,000	AngloGold Ashanti Holdings Finance PLC (South Africa)(a) (j)	NR	3.50%	05/22/2014	N/A	1,051,250
600,000	Newmont Mining Corp., Series B	BBB+	1.63%	07/15/2017	N/A	852,750
1,000,000	Paladin Energy Ltd., Series PALA (Australia)	NR	5.00%	03/11/2013	N/A	1,006,000
1,484,000	Royal Gold, Inc.	NR	2.88%	06/15/2019	N/A	1,710,310
1,600,000	Vedanta Resources Jersey II Ltd. (United Kingdom)(j)	BB	4.00%	03/30/2017	N/A	1,592,000
						7,812,630

	Miscellaneous Manufacturing – 1.1%
1,525,000	Trinity Industries, Inc.(j)	BB–	3.88%	06/01/2036	06/01/18 @ 100	1,625,078

See notes to financial statements.
12 | LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2012

Principal					Optional Call
Amount~	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Oil & Gas – 1.7%
1,700,000	Lukoil International Finance BV (Russia) (j)	BBB–	2.63%	06/16/2015	N/A	$1,873,400
600,000	Stone Energy Corp.(a)	B–	1.75%	03/01/2017	N/A	562,875
						2,436,275

	Oil & Gas Services – 1.0%
600,000	Cal Dive International, Inc.(a)	NR	5.00%	07/15/2017	N/A	506,250
500,000	Hornbeck Offshore Services, Inc.(a)	BB–	1.50%	09/01/2019	N/A	503,750
400,000	Subsea 7 SA, Series ACY (Luxembourg)(j)	NR	2.25%	10/11/2013	N/A	448,600
						1,458,600

	Packaging & Containers – 1.2%
1,750,000	Owens-Brockway Glass Container, Inc.(a) (j)	BB	3.00%	06/01/2015	N/A	1,731,406

	Pharmaceuticals – 5.2%
801,000	Endo Health Solutions, Inc. (j)	NR	1.75%	04/15/2015	N/A	919,148
639,000	Isis Pharmaceuticals, Inc.(a)	NR	2.75%	10/01/2019	N/A	599,063
533,000	Medicis Pharmaceutical Corp.	NR	1.38%	06/01/2017	N/A	576,972
1,000,000	Medivation, Inc.	NR	2.63%	04/01/2017	N/A	1,271,250
1,500,000	Omnicare, Inc., Series OCR	B+	3.25%	12/15/2035	12/15/15 @ 100	1,487,812
600,000	Salix Pharmaceuticals Ltd.(a)	NR	1.50%	03/15/2019	N/A	573,750
JPY 75,000,000	Sawai Pharmaceutical Co. Ltd. (Japan)(c)	NR	0.00%	09/17/2015	N/A	1,039,660
1,000,000	Shire PLC, Series SHP (Jersey)	NR	2.75%	05/09/2014	N/A	1,103,500
						7,571,155

	Real Estate – 1.9%
1,040,000	Forest City Enterprises, Inc.(j)	B–	4.25%	08/15/2018	N/A	1,090,700
EUR 300,000	IMMOFINANZ AG (Austria)	NR	4.25%	03/08/2018	N/A	1,664,779
						2,755,479

	Real Estate Investment Trusts – 2.6%
850,000	Annaly Capital Management, Inc.(j)	NR	4.00%	02/15/2015	N/A	1,047,625
690,000	Boston Properties, LP(j)	A–	3.75%	05/15/2036	05/18/13 @ 100	765,900
1,500,000	Host Hotels & Resorts, LP(a) (j)	BB+	2.50%	10/15/2029	10/20/15 @ 100	1,872,187
						3,685,712

	Retail – 0.8%
1,000,000	Group 1 Automotive, Inc.(b)	B+	2.25%	06/15/2036	06/15/16 @ 100	1,181,875

	Semiconductors – 2.8%
352,000	GT Advanced Technologies, Inc.	NR	3.00%	10/01/2017	N/A	320,100
750,000	ON Semiconductor Corp., Series B	BB	2.63%	12/15/2026	12/20/16 @ 100	773,906
1,000,000	ON Semiconductor Corp.(j)	BB	2.63%	12/15/2026	12/20/13 @ 100	1,021,250
1,000,000	Photronics, Inc.	NR	3.25%	04/01/2016	N/A	969,375
1,000,000	Rovi Corp.(j)	NR	2.63%	02/15/2040	02/20/15 @ 100	995,625
						4,080,256

	Software – 1.3%
500,000	Electronic Arts, Inc.	NR	0.75%	07/15/2016	N/A	455,938
1,436,000	Take-Two Interactive Software, Inc.(a) (j)	NR	1.75%	12/01/2016	N/A	1,372,277
						1,828,215

See notes to financial statements.
LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT | 13

PORTFOLIO OF INVESTMENTS continued	October 31, 2012

Principal					Optional Call
Amount~	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Telecommunications – 2.0%
1,652,000	Ciena Corp.(a) (j)	NR	4.00%	03/15/2015	N/A	$1,744,925
700,000	Level 3 Communications, Inc.	CCC	6.50%	10/01/2016	N/A	942,375
JPY 16,000,000	Softbank Corp. (Japan)	BBB	1.50%	03/31/2013	N/A	237,548
						2,924,848

	Total Convertible Bonds – 65.6%
	(Cost $95,534,736)					94,515,936

	Corporate Bonds – 24.8%
	Apparel – 0.7%
1,000,000	Jones Group, Inc. (j)	B+	6.88%	03/15/2019	N/A	1,040,000

	Auto Manufacturers – 0.7%
1,000,000	Navistar International Corp.	CCC+	8.25%	11/01/2021	11/01/14 @ 104	941,250

	Auto Parts & Equipment – 0.7%
1,000,000	Dana Holding Corp.(j)	BB	6.50%	02/15/2019	02/15/15 @ 103	1,048,750

	Chemicals – 0.7%
1,000,000	Ineos Finance PLC (United Kingdom)(a)	B+	9.00%	05/15/2015	05/15/13 @ 105	1,065,000

	Diversified Financial Services – 2.9%
2,000,000	Ford Motor Credit Co., LLC(j)	BB+	12.00%	05/15/2015	N/A	2,480,000
250,000	International Lease Finance Corp.(j)	BBB–	8.25%	12/15/2020	N/A	295,313
GBP 800,000	Thames Water Kemble Finance PLC, Series EMTN (United Kingdom)	B1	7.75%	04/01/2019	N/A	1,412,891
						4,188,204

	Electronics – 0.6%
918,000	Viasystems, Inc.(a)	BB–	7.88%	05/01/2019	05/01/15 @ 106	901,935

	Health Care Services – 2.3%
2,500,000	Apria Healthcare Group, Inc.(j)	BB	11.25%	11/01/2014	11/01/13 @ 100	2,581,250
599,000	Tenet Healthcare Corp.(j)	B+	8.88%	07/01/2019	07/01/14 @ 104	672,377
						3,253,627

	Household Products & Housewares – 0.6%
250,000	Reynolds Group Issuer, Inc.(j)	CCC+	9.88%	08/15/2019	08/15/15 @ 105	263,125
500,000	Spectrum Brands, Inc.(j)	B	9.50%	06/15/2018	06/15/14 @ 105	563,750
						826,875

	Insurance – 2.5%
1,000,000	AXA SA (France)(a) (f) (g) (j)	BBB	6.38%	—	12/14/36 @ 100	940,000
1,000,000	Liberty Mutual Group, Inc.(a) (f) (j)	BB	10.75%	06/15/2058	06/15/38 @ 100	1,500,000
800,000	MetLife, Inc.(j)	BBB	10.75%	08/01/2039	08/01/34 @ 100	1,210,000
						3,650,000

	Media – 2.7%
3,000,000	Clear Channel Worldwide Holdings, Inc., Series B(j)	B	9.25%	12/15/2017	12/15/13 @ 105	3,225,000
750,000	Clear Channel Worldwide Holdings, Inc., Series B	B	7.63%	03/15/2020	03/15/15 @ 106	718,125
						3,943,125

	Mining – 0.7%
1,000,000	FMG Resources August 2006 Pty Ltd. (Australia)(a) (j)	B+	6.88%	02/01/2018	02/01/14 @ 105	971,250

See notes to financial statements.
14 | LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2012

Principal					Optional Call
Amount~	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Oil & Gas – 2.1%
1,200,000	Alta Mesa Holdings, LP/Alta Mesa Finance Services Corp.(j)	B	9.63%	10/15/2018	10/15/14 @ 105	$1,218,000
500,000	Calumet Specialty Products Partners, LP/Calumet Finance Corp.(a)	B	9.63%	08/01/2020	08/01/16 @ 105	546,250
1,500,000	OGX Austria GmbH (Austria)(a)	B	8.38%	04/01/2022	04/01/17 @ 104	1,263,750
						3,028,000

	Retail – 2.4%
516,000	Rite AID Corp.	CCC	9.50%	06/15/2017	06/15/13 @ 103	532,770
2,700,000	Toys “R” US Property Co. II, LLC(j)	B+	8.50%	12/01/2017	12/01/13 @ 104	2,912,625
						3,445,395

	Storage & Warehousing – 0.7%
1,000,000	Niska Gas Storage US, LLC / Niska Gas Storage Canada ULC	B+	8.88%	03/15/2018	03/15/14 @ 104	1,042,500

	Telecommunications – 4.5%
1,370,000	Cricket Communications, Inc.	B–	7.75%	10/15/2020	10/15/15 @ 104	1,419,663
580,000	Intelsat Luxembourg SA (Luxembourg)(j)	CCC+	11.25%	02/04/2017	02/15/13 @ 106	611,175
1,000,000	Level 3 Financing, Inc.	CCC	4.47%	02/15/2015	12/10/12 @ 100	1,002,500
500,000	NII Capital Corp.(j)	B–	10.00%	08/15/2016	08/15/13 @ 105	498,750
1,500,000	Sprint Nextel Corp.	B+	9.25%	04/15/2022	N/A	1,800,000
1,000,000	UPC Holding BV (Netherlands)(a) (j)	B–	9.88%	04/15/2018	04/15/14 @ 105	1,127,500
						6,459,588

	Total Corporate Bonds – 24.8%
	(Cost $33,386,225)					35,805,499

Number of
Shares	Description	Rating *	Coupon	Maturity		Value
	Convertible Preferred Stocks – 11.9%
	Aerospace & Defense – 1.4%
36,446	United Technologies Corp.	BBB+	7.50%	08/01/2015		$1,981,934

	Auto Manufacturers – 1.4%
50,000	General Motors Co., Series B(j)	BB–	4.75%	12/01/2013		2,031,000

	Banks – 4.1%
2,000	Bank of America Corp., Series L(g) (j)	BB+	7.25%	—		2,229,460
10,000	Citigroup, Inc.	NR	7.50%	12/15/2012		1,022,000
10,000	Fifth Third Bancorp, Series G(g)	BB+	8.50%	—		1,362,300
10,000	KeyCorp, Series A(g) (j)	BBB–	7.75%	—		1,235,000
						5,848,760

	Electric – 2.0%
17,000	NextEra Energy, Inc.	A–	5.60%	06/01/2015		867,000
10,379	PPL Corp.(j)	NR	9.50%	07/01/2013		563,891
26,000	PPL Corp.(j)	NR	8.75%	05/01/2014		1,408,420
						2,839,311

	Hand & Machine Tools – 1.9%
23,000	Stanley Black & Decker, Inc.	BBB+	4.75%	11/17/2015		2,784,610

	Insurance – 0.3%
10,000	MetLife, Inc.	BBB–	5.00%	10/08/2014		464,900

	Real Estate Investment Trusts – 0.8%
43,950	Alexandria Real Estate Equities, Inc., Series D(g) (j)	NR	7.00%	—		1,199,835

	Total Convertible Preferred Stocks – 11.9% (Cost $15,857,015)					17,150,350

See notes to financial statements.
LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT | 15

PORTFOLIO OF INVESTMENTS continued	October 31, 2012

Number
of Shares	Description	Value
	Common Stocks – 25.6%
	Apparel – 1.0%
25,000	Coach, Inc.(i) (j)	$1,401,250

	Banks – 0.9%
50,000	SunTrust Banks, Inc.(i)	1,360,000

	Biotechnology – 1.4%
14,000	Celgene Corp.(h) (i) (j)	1,026,480
22,000	Illumina, Inc.(h) (j)	1,045,220
		2,071,700

	Chemicals – 1.2%
59,000	Dow Chemical Co.(i) (j)	1,728,700

	Electronics – 0.8%
18,000	Agilent Technologies, Inc.(i) (j)	647,820
14,000	TE Connectivity Ltd. (Switzerland)(i)	450,520
		1,098,340

	Internet – 1.2%
2,500	Google, Inc., Class A(h) (i) (j)	1,699,425

	Lodging – 1.8%
21,000	Wynn Resorts Ltd.(i) (j)	2,542,260

	Machinery-Construction & Mining – 0.6%
11,000	Caterpillar, Inc.(i) (j)	932,910

	Miscellaneous Manufacturing – 1.4%
80,000	Textron, Inc.(i) (j)	2,016,800

	Oil & Gas – 4.6%
20,000	Chevron Corp.(i) (j)	2,204,200
35,000	Diamond Offshore Drilling, Inc.(i) (j)	2,423,400
25,000	Occidental Petroleum Corp.(i) (j)	1,974,000
		6,601,600

	Pharmaceuticals – 0.9%
30,000	Sanofi, ADR (France)(i) (j)	1,315,500

	Real Estate Investment Trusts – 2.0%
47,500	Annaly Capital Management, Inc.(j)	766,650
35,000	Sabra Health Care REIT, Inc.(j)	777,700
80,000	Spirit Realty Capital, Inc.(h)	1,307,200
		2,851,550

	Retail – 3.4%
20,000	Darden Restaurants, Inc.(i) (j)	1,052,400
35,000	Limited Brands, Inc.(i) (j)	1,676,150
35,000	Tiffany & Co.(i) (j)	2,212,700
		4,941,250

	Semiconductors – 2.1%
90,000	Intel Corp.(i) (j)	1,946,250
34,000	Microchip Technology, Inc.(i) (j)	1,065,900
		3,012,150

	Software – 0.6%
10,000	VMware, Inc., Class A(h) (i)	847,700

See notes to financial statements.
16 | LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2012

Number
of Shares	Description			Value
	Telecommunications – 1.7%
38,000	AT&T, Inc.(i) (j)			$1,314,420
26,900	Verizon Communications, Inc.(i) (j)			1,200,816
				2,515,236

	Total Common Stocks – 25.6%
	(Cost $35,851,631)			36,936,371

	Exchange Traded Fund – 0.5%
7,500	iShares iBoxx $ High Yield Corporate Bond Fund(i) (j)
	(Cost $685,125)			694,725

	Warrants – 0.0%***
99,000	MannKind Corp., expiring 02/15/2019(h)
	(Cost $30,360)			49,500

	Total Long-Term Investments – 128.4%
	(Cost $181,345,092)			185,152,381

Contracts
(100 shares		Expiration	Exercise
per contract)	Options Purchased (h)	Date	Price	Value
	Put Options Purchased – 0.4%
1,940	SPDR S&P 500 ETF Trust(h) (i)
	(Cost $575,187)	December 2012	$139.00	583,940

	Total Investments – 128.8%
	(Cost $181,920,279)			185,736,321
	Other Assets in excess of Liabilities – 6.5%			9,319,151
	Total value of Options Written – (0.6%) (Premiums received $857,057)			(832,996)
	Borrowings – (34.7% of Net Assets or 26.9% of Total Investments)			(50,000,000)
	Net Assets – 100.0%			$144,222,476

See notes to financial statements.
LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT | 17

PORTFOLIO OF INVESTMENTS continued	October 31, 2012

ADR – American Depositary Receipt
AG – Stock Corporation
BV – Limited Liability Company
EUR – Euro GBP – Great Britain Pound
GmbH – Limited Liability
HKD – Hong Kong Dollar
JPY – Japanese Yen
LLC – Limited Liability Company
LP – Limited Partnership
N/A – Not Applicable
PLC – Public Limited Company
Pty – Proprietary
SA – Corporation
S&P – Standard & Poor’s
SAB de CV – Publicly Traded Company
ULC – Unlimited Liability Company

~	The principal amount is denominated in U.S. Dollars unless otherwise noted.
*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.
***	Amount is less than 0.1%
(a)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, these securities amounted to $37,379,783, which represents 25.9% of net assets.

(b)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. The rate shown reflects the rate in effect at October 31, 2012.
(c)	Zero coupon bond.
(d)	Security becomes an accreting bond after December 15, 2016 with a 2.00% principal accretion rate.
(e)	Security becomes an accreting bond after March 1, 2018 with a 2.00% principal accretion rate.
(f)	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
(g)	Security is perpetual and, thus does not have a predetermined maturity date. The coupon rate shown is in effect as of October 31, 2012.
(h)	Non-income producing security.
(i)	All of a portion of this security is segregated as collateral (or potential collateral for future transactions) for written options.
(j)
All or a portion of this security has been physically segregated in connection with the line of credit and forward exchange currency contracts. As of October 31, 2012, the total amount segregated was $108,320,636.

See notes to financial statements.
18 | LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2012

Contracts
(100 shares		Expiration	Exercise
per contract)	Call Options Written (a)	Month	Price	Market Value
180	Agilent Technologies, Inc.	November 2012	$37.00	$(7,020)
380	AT&T, Inc.	December 2012	37.00	(4,560)
110	Caterpillar, Inc.	November 2012	87.50	(7,480)
140	Celgene Corp.	November 2012	77.50	(5,460)
150	Coach, Inc.	December 2012	60.00	(15,000)
200	Chevron Corp.	December 2012	115.00	(15,400)
350	Diamond Offshore Drilling, Inc.	December 2012	72.75	(33,950)
590	Dow Chemical Co.	December 2012	30.00	(54,280)
200	Darden Restaurants, Inc.	December 2012	55.00	(17,000)
25	Google, Inc.	December 2012	720.00	(17,250)
75	iShares iBoxx $ High Yield Corporate Bond Fund	December 2012	91.00	(12,000)
900	Intel Corp.	December 2012	22.00	(38,700)
350	Limited Brands, Inc.	December 2012	50.00	(36,750)
340	Microchip Technology, Inc.	January 2013	33.00	(17,000)
250	Occidental Petroleum Corp.	December 2012	85.00	(22,000)
300	Sanofi	November 2012	44.00	(24,000)
250	SunTrust Banks, Inc.	December 2012	28.00	(19,250)
140	TE Connectivity Ltd	January 2013	35.00	(5,250)
350	Tiffany & Co.	December 2012	67.50	(42,350)
400	Textron, Inc.	December 2012	27.00	(18,800)
100	VMware, Inc.	December 2012	90.00	(25,500)
269	Verizon Communications, Inc.	December 2012	46.00	(14,526)
80	Wynn Resorts Ltd.	December 2012	125.00	(23,600)
130	Wynn Resorts Ltd.	November 2012	120.00	(39,650)

	Total Value of Call Options Written
	(Premiums received $(543,994))			(516,776)

	Put Options Written (a)
1,940	SPDR S&P 500 ETF Trust	December 2012	134.00	(316,220)
	(Premiums received $(313,063))

	Total Value of Options Written
	(Premiums received $(857,057))			$(832,996)

	(a) Non-income producing security.

See notes to financial statements.
LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT | 19

STATEMENT OF ASSETS AND LIABILITIES	October 31, 2012

Assets
Investments, at value (cost $181,920,279)	$185,736,321
Cash & cash equivalents	9,805,688
Securities sold receivable	2,592,103
Interest receivable	1,596,420
Unrealized appreciation on swap contracts	135,479
Upfront premium paid on swap contracts	412,718
Dividends receivable	173,161
Unrealized appreciation on forward exchange currency contracts	48,167
Tax reclaims receivable	6,707
Other assets	14,672
Total assets	200,521,436

Liabilities
Borrowings	50,000,000
Payable for securities purchased	5,025,465
Options written, at value (premiums received of $857,057)	832,996
Investment management fee payable	84,354
Investment advisory fee payable	81,046
Interest due on borrowings	63,481
Administrative fee payable	4,473
Unrealized depreciation on forward exchange currency contracts	1,969
Trustees fee payable	611
Accrued expenses and other liabilities	204,565
Total liabilities	56,298,960

Net Assets	$144,222,476

Composition of Net Assets
Common stock, $0.001 par value per share; unlimited number of shares authorized, 13,603,025 shares issued and outstanding	$13,603
Additional paid-in capital	221,675,659
Accumulated net realized loss on investments, written options, swaps and foreign currency transactions	(81,107,924)
Net unrealized appreciation on investments, written options, swaps and foreign currency translations	4,021,943
Distributions in excess of net investment income	(380,805)

Net Assets	$144,222,476

Net Asset Value (based on 13,603,025 common shares outstanding)	$10.60

See notes to financial statements.
20 | LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

STATEMENT OF OPERATIONS For the year ended October 31, 2012	October 31, 2012

Investment Income
Interest	$6,887,592
Dividends (net of foreign withholding taxes of $26,242)	1,945,597
Total income		$8,833,189

Expenses
Investment management fee	985,325
Investment advisory fee	946,684
Professional fees	194,071
Trustees’ fees and expenses	166,304
Fund accounting	68,930
Printing expense	56,437
Administration fee	53,129
Custodian fee	46,221
Insurance	27,198
NYSE listing fee	23,750
Transfer agent fee	19,303
Miscellaneous	11,077
Interest expense	719,180
Total expenses		3,317,609
Net investment income		5,515,580

Realized and Unrealized Gain (Loss) on Investments, Written Options, Swaps, and
Foreign Currency Transactions
Net realized gain (loss) on:
Investments		4,865,627
Written options		761,807
Foreign currency transactions		494,659
Swaps		(314,355)
Change in net unrealized appreciation (depreciation) on:
Investments		(265,265)
Foreign currency translations		373,037
Written options		284,040
Swaps		135,479

Net realized and unrealized gain on investments, written options, swaps, and foreign currency transactions		6,335,029

Net Increase in Net Assets Resulting from Operations		$11,850,609

See notes to financial statements.
LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT | 21

STATEMENT OF CHANGES IN NET ASSETS	October 31, 2012

	For the	For the
	Year Ended	Year Ended
	October 31, 2012	October 31, 2011
Change in Net Assets from Operations
Net investment income	$5,515,580	$5,758,789
Net realized gain (loss) on investments, written options, swaps, futures contracts and foreign currency transactions	5,807,738	(201,284)
Net change in unrealized appreciation (depreciation) on investments,written options, swaps and foreign currency translations	527,291	(11,343,925)
Net increase (decrease) in net assets resulting from operations	11,850,609	(5,786,420)

Distributions to Shareholders
From and in excess of net investment income	(11,707,174)	(6,338,770)
Return of capital	(453,930)	(8,026,024)
Total dividends and distributions to common shareholders	(12,161,104)	(14,364,794)
Total increase (decrease) in net assets	(310,495)	(20,151,214)

Net Assets
Beginning of year	144,532,971	164,684,185
End of year (including distributions in excess of net investment income of $(380,805) and $(53,099), respectively)	$144,222,476	$144,532,971

See notes to financial statements.
22 | LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS For the year ended October 31, 2012	October 31, 2012

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$11,850,609

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating and Investing Activities:
Net change in unrealized depreciation on investments	265,265
Net change in unrealized appreciation on written options	(284,040)
Net change in unrealized appreciation on swaps	(135,479)
Net change in unrealized appreciation on foreign currency translations	(373,037)
Net realized gain on investments	(4,865,627)
Purchase of long-term investments	(265,195,344)
Proceeds from sale of long-term investments	272,631,000
Net amortization/accretion of premium/discount	(134,945)
Net increase in premiums received on written options	422,504
Increase in securities sold receivable	(2,592,103)
Decrease in interest receivable	158,666
Increase in dividends receivable	(63,930)
Increase in upfront premium paid on swap contract	(412,718)
Increase in tax reclaims receivable	(1,323)
Increase in other assets	(2,143)
Decrease in restricted cash	5,367,691
Increase in interest due on borrowings	55,818
Increase in payable for securities purchased	5,025,465
Increase in investment management fee payable	2,740
Increase in investment advisory fee payable	2,633
Increase in administrative fee payable	148
Decrease in trustee fee payable	(3,696)
Increase in accrued expenses and other liabilities	64,591
Net Cash Provided by Operating and Investing Activities	21,782,745

Cash Flows From Financing Activities:
Dividends paid to common shareholders	(12,161,104)
Net Cash Used by Financing Activities	(12,161,104)
Net increase in cash	9,621,641

Cash at Beginning of Period	184,047

Cash at End of Period	$9,805,688

Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$663,362

See notes to financial statements.
LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT | 23

FINANCIAL HIGHLIGHTS	October 31, 2012

Per share operating performance for a common share outstanding throughout the period	For the Year Ended October 31, 2012		For the Year Ended October 31, 2011	For the Year Ended October 31, 2010		For the Year Ended October 31, 2009	For the Year Ended October 31, 2008
Net asset value, beginning of period	$10.63		$12.11	$11.72		$10.91	$20.09

Income from investment operations
Net investment income (a)	0.41		0.42	0.40		0.39	0.47
Net realized and unrealized gain (loss) on investments, written options, swaps, futures contracts and foreign currency transactions	0.45		(0.84)	1.05		1.56	(8.05)
Total from investment operations	0.86		(0.42)	1.45		1.95	(7.58)

Distributions to Shareholders
From and in excess of net investment income	(0.86)		(0.47)	(1.06)		(0.67)	(0.90)
Return of capital	(0.03)		(0.59)	—		(0.47)	(0.70)
Total distributions	(0.89)		(1.06)	(1.06)		(1.14)	(1.60)
Net asset value, end of period	$10.60		$10.63	$12.11		$11.72	$10.91
Market value, end of period	$9.46		$9.73	$11.38		$10.48	$8.97
Total investment return (b)
Net asset value	8.59%		–4.18%	13.14%		19.74%	–40.37%
Market value	6.78%		–6.27%	19.37%		34.17%	–42.88%

Ratios and supplemental data
Net assets, end of period (thousands)	$144,222		$144,533	$168,684		$159,370	$148,383
Ratios to Average Net Assets applicable to Common Shares:
Operating Expenses	1.82	%(f)	1.72%	1.71%		1.42%	1.34%
Interest Expense (c)	0.50%		0.39%	0.39	%(d)	N/A	N/A
Total Expenses	2.32	%(f)	2.11%	2.10%		N/A	N/A
Net investment income	3.85%		3.54%	3.43%		3.68%	2.91%
Portfolio turnover rate	141%		121%	127%		236%	192%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$50,000		$50,000	$50,000		N/A	N/A
Asset Coverage per $1,000 of indebtedness (e)	$3,884		$3,891	$4,293		N/A	N/A

(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Interest expense ratio relates to interest associated with borrowings.
(d)	The ratio is annualized.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.
(f)
The expense ratio does not reflect fees and expenses incurred by the Fund as a result of its investment in shares of other business development companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.07% for the year ended October 31, 2012.

See notes to financial statements.
24 | LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	October 31, 2012

Note 1 – Organization:
Advent/Claymore Enhanced Growth & Income Fund (the “Fund”) was organized as a Delaware statutory trust on January 30, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s primary investment objective is to provide current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. The Fund pursues its investment objectives by investing its assets in dividend and interest paying equity securities, convertible securities and nonconvertible high-yield securities. Also, in pursuit of the Fund’s primary investment objective, the Fund intends to engage in an option strategy of writing (selling) covered call options.

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments
Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange-traded funds are valued at the last sales price or official closing price on the exchange where the security is principally traded. The swaps are valued daily by independent pricing services or dealers using the mid price. Forward exchange currency contracts are valued daily at current exchange rates. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and asked prices on the primary exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees (“Trustees”). A valuation committee consisting of representatives from investments, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, stale priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) fair value. Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security). There were no securities fair valued in accordance with such procedures established by the Trustees at October 31, 2012. GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:

Level 1 – quoted prices in active markets for identical securities

Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)

Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT | 25

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2012

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.

Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, and prices of securities with comparable maturities and qualities and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

The Fund did not hold any Level 3 securities during the year ended October 31, 2012.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of October 31, 2012:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
(value in $000s)
Assets:
Convertible Bonds	$—	$94,516	$—	$94,516
Convertible
Preferred Stocks:
Aerospace & Defense	1,982	—	—	1,982
Auto Manufacturers	2,031	—	—	2,031
Banks	5,848	—	—	5,848
Electric	1,972	867	—	2,839
Hand & Machine Tools	2,785	—	—	2,785
Insurance	465	—	—	465
Real Estate
Investment Trusts	—	1,200	—	1,200
Common Stocks	36,936	—	—	36,936
Corporate Bonds	—	35,805	—	35,805
Exchange Traded Fund	695	—	—	695
Warrants	—	50	—	50
Options Purchased	584	—	—	584
Credit Default Swap	—	548	—	548
Foreign Exchange
Currency Contracts	—	48	—	48
Total	$53,298	$133,034	$—	$186,332
Liabilities:
Options Written	$833	$—	$—	$833
Foreign Exchange
Currency Contracts	—	2	—	2
Total	$833	$2	$—	$835

If not referenced in the table, please refer to the Portfolio of Investments for the breakdown of investment type by industry category.

During the year ended October 31, 2012, there were no transfers between Level 1 and Level 2 and there were no Level 3 transfers.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Cash and Cash Equivalents
The Fund considers all demand deposits to be cash equivalents. Cash and cash equivalents are held at the Bank of New York Mellon.

26 | LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2012

(d) Restricted Cash
A portion of cash on hand is pledged with a broker for current or potential holdings, which includes options, swaps, forward exchange currency contracts and securities purchased on a when issued or delayed delivery basis.

(e) Convertible Securities
The Fund invests in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.

(f) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments and income and expenses denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translations on the Fund’s Statement of Operations.

(g) Covered Call and Put Options
The Fund intends to pursue its primary objective by employing an option strategy of writing (selling) covered call options or put options. Effective February 28, 2012, the Fund’s Trustees approved a guideline change to eliminate a previous requirement that 50% of all positions in the Fund have covered calls written against them. The Fund intends to continue writing options, but it is not subject to any minimum or maximum percentage of its portfolio securities on which it is required to write covered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

When an option is written, the premium received is recorded as an asset with an equal liability and the liability is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written, at value, on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(h) Swaps
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. The swaps are valued daily by independent pricing services or dealers using the mid price and any unrealized gain or loss is included on the Statement of Assets and Liabilities. Gain or loss is realized upon periodic payments and the ultimate termination of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the other party (“the Counterparty”) to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions, according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Upfront premiums paid and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(i) Forward Exchange Currency Contracts
The Fund entered into forward exchange currency contracts in order to hedge its exposure to the change in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward exchange currency contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts

LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2012

are closed, realized gains and losses are recorded, and included on the Statement of Operations.

Forward exchange currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(j) Futures Contracts
The Fund uses futures contracts to hedge against market and other risks in the Fund’s portfolio. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Fluctuations in the value of open futures contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. There were no futures contracts outstanding at October 31, 2012.

(k) Risks and Other Considerations
In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks.

Concentration of Risk. It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

Credit Risk. Credit risk is the risk that one or more of the securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower rated, lower grade and non-investment grade securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Interest Rate Risk. Convertible and nonconvertible income securities are subject to certain interest rate risks. If interest rates go up, the value of convertible and nonconvertible income securities in the Fund’s portfolio generally will decline. Also during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; and certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.

Leverage Risk. Certain risks are associated with the leveraging of common stock, including the risk that both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

Counterparty Risk. The Fund is subject to counterparty credit risk, which is the risk that a Counterparty fails to perform on agreements with the Fund such as swap and option contracts.

(l) Distributions to Shareholders
The Fund declares and pays quarterly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(m) Recent Accounting Pronouncements
In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities”. The update enhances disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on

28 | LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2012

or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on the financial statements.

Note 3 – Investment Advisory Agreement, Investment Management Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between Guggenheim Funds Investment Advisors, LLC (the “Adviser” or “GFIA”) and the Fund, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Advent Capital Management, LLC (the “Investment Manager”), provides personnel and compensates the Trustees and Officers of the Fund who are its affiliates. As compensation for these services, the Fund pays the Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.49% of the average Managed Assets during such month. Managed Assets means the total of assets of the Fund (including any assets attributable to any preferred shares or to the use of financial leverage, if any) less the sum of accrued liabilities.

Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund pays the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.51% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and investment research.

During the period, the Fund was reimbursed $8,120 by the Investment Manager as a result of a trading error.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

GFIA provides Fund Administration services to the Fund. As compensation for its services performed under the Administration Agreement, GFIA receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Certain Officers and Trustees of the Fund are also Officers and Directors of the Adviser or Investment Manager. The Fund does not compensate its Officers or Trustees who are Officers of the aforementioned firms.

Note 4 – Federal Income Taxes:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.

In order to present paid-in-capital in excess of par, distributions in excess of net investment income and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized gains or losses on investments. For the year ended October 31, 2012, the adjustments were to decrease paid-in capital in excess of par by $5,634,182, decrease distributions in excess of net investment income by $5,863,888 and increase accumulated net realized loss by $229,706 due to the difference in treatment for book and tax purposes of convertible bonds, convertible preferred securities, real estate investment trusts, and foreign currency.

At October 31, 2012, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding written options and foreign currency translations are as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments	Net Tax Unrealized Appreciation on Derivatives and Foreign Currency
$182,746,321	$8,759,514	$(5,769,514)	$2,990,000	$159,703

The differences between book basis and tax basis unrealized appreciation/(depreciation) are primarily attributable to the tax deferral of losses on wash sales and additional income accrued for tax purposes on certain convertible securities.

At October 31, 2012, the components of accumulated earnings/(loss) (excluding paid-in capital) on a tax basis were as follows:

Undistributed Ordinary Income/ (Accumulated Ordinary Loss)	Undistributed Long-Term Gains/ (Accumulated Capital Loss)
$ —	$(80,370,853)

The differences between book basis and tax basis undistributed long-term gains/(accumulated capital losses) are attributable to the tax deferral of losses on wash sales and straddles.

At October 31, 2012, for federal income tax purposes, the Fund had a capital loss carryforward of $80,370,853 available to offset possible future capital gains. Of the capital loss carryforward, $27,952,133 expires on October 31, 2016, and $52,418,720 expires on October 31, 2017. For the year ended October 31, 2012, the Fund utilized $5,631,833 of capital losses. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010; therefore, under circumstances, capital loss carryforwards available as of the report date may expire unused.

For the years ended October 31, 2012 and 2011, the tax character of distributions paid to shareholders as reflected on the Statement of Changes in Net Assets was as follows:

Distributions paid from:	2012	2011
Ordinary income	$11,707,174	$6,338,770
Return of capital	453,930	8,026,024
	$12,161,104	$14,364,794

LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2012

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:
For the year ended October 31, 2012, purchases and sales of investments, excluding written options and short-term securities, were $265,195,344 and $272,631,000, respectively.

Note 6 – Derivatives:

(a) Covered Call and Put Options
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

The Fund will follow a strategy of writing covered call options, which is a strategy designed to produce income from option premiums and offset a portion of a market decline in the underlying security. This strategy will be the Fund’s principal investment strategy in seeking to pursue its primary investment objective. The Fund will only “sell” or “write” options on securities held in the Fund’s portfolio. It may not sell “naked” call options, i.e., options on securities that are not held by the Fund or on more shares of a security than are held in the Fund’s portfolio. The Fund will consider a call option written with respect to a security underlying a convertible security to be covered so long as (i) the convertible security, pursuant to its terms, grants to the holders of such security the right to convert the convertible security into the underlying security and (ii) the convertible security, upon conversion, will convert into enough shares of the underlying security to cover the call option written by the Fund.

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Fund entered into written option contracts for the year ended October 31, 2012. Details of the transactions were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	4,639	$434,553
Options written during the year	84,521	10,925,416
Options expired during the year	(3,749)	(279,807)
Options closed during the year	(75,757)	(10,057,885)
Options assigned during the year	(1,455)	(165,220)
Options outstanding, end of year	8,199	$857,057

(b) Swaps
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the Counterparty based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each Counterparty, typically contain provisions allowing, absent other considerations, a Counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund does not meet certain collateral requirements or the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. With respect to certain counterparties, collateral posted to the Fund is held in a segregated account by the Fund’s custodian. Collateral can be in the form of cash or securities as agreed to by the Fund and the applicable Counterparty. Collateral requirements are determined based on the Fund’s net position with each Counterparty. The ISDA agreements also contain provisions, absent other conditions, for the Fund to exercise rights, to the extent not otherwise waived, against counterparties (i.e. decline in a Counterparty’s credit rating below a specified level). Such rights for both the Counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the Counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and Counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account.

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

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NOTES TO FINANCIAL STATEMENTS continued	October 31, 2012

The Fund entered into credit default swap agreements during the year ended October 31, 2012 to potentially enhance return. Details of the swap agreements outstanding as of October 31, 2012 are as follows:

Credit Default Swap Agreement
Counterparty	Reference Entity	Buy/Sell Protection	Termination Date	Notional Amount (000)	Implied Credit Spread at October 31, 2012*	Paying/ (Receiving) Fixed Rate	Market Value at October 31, 2012	Upfront Premium Received/(Paid)	Unrealized Appreciation/ (Depreciation)
Citigroup	Hewlett-Packard Co.	Buy	12/20/2017	$5,000	3.50%	1.00%	$548,197	$(412,718)	$135,479

For the credit default swap noted, the Fund pays a fixed rate. The market value of the swaps outstanding reflects the current payable for the underlying asset.

*
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundless and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

Upfront premiums and unrealized appreciation/(depreciation) on swaps are presented separately, on the Statement of Assets and Liabilities. The Fund pays the fixed rate on the swaps for which it is buying protection, and the Fund receives the fixed rate on the swap for which it is selling protection. The Fund’s maximum exposure on credit default swaps is $5,000,000.

(c) Forward Exchange Currency Contracts
A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions. Risk may arise from the potential inability of a Counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

At October 31, 2012, the following forward exchange currency contracts were outstanding:

Contracts to Sell	Counterparty	Settlement Date	Settlement Value	Value at 10/31/12	Net Unrealized Appreciation (Depreciation	)
EUR 1,835,000
for USD 2,405,226	The Bank of New York Mellon	12/18/2012	$2,405,227	$2,378,965	$26,262
GBP 2,320,000
for USD 3,758,980	The Bank of New York Mellon	12/18/2012	3,758,980	3,737,075	21,905
GBP 378,000
for USD 606,917	The Bank of New York Mellon	12/18/2012	606,916	608,885	(1,969)
Total unrealized appreciation on forward exchange currency contracts					$46,198

(d) Futures Contracts
A futures contract is an agreement to buy or sell a specified underlying security for a fixed price at a future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit with the broker or with its custodian in an account in the broker’s name of cash or liquid securities equal to a specified percentage of the contract amount. Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. During the period the futures contracts is open, changes in the value of the contract are recorded as unrealized gain (loss) on the Statement of Operations. When the futures contract is closed or expired, the Fund records a realized gain (loss) on the Statement of Operations.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

At October 31, 2012, there were no outstanding futures contracts.

(e) Summary of Derivatives Information
The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows.

LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT | 31

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2012

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of October 31, 2012.

Statement of Asset & Liabilities Presentation of Fair Values of Derivative Instruments:
(amounts in thousands)
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity risk	Investments, at value (options purchased)	$584	Options written, at value	$833
Credit risk	Unrealized appreciation on swap contracts	135
	Upfront premium paid on swaps	413
Foreign exchange risk	Unrealized appreciation on forward exchange currency contracts	48	Unrealized depreciation on forward exchange currency contracts	2
Total		$1,180		$835

The following table presents the effect of derivative instruments on the Statement of Operations for the year ended October 31, 2012:

Effect of Derivative Instruments on the Statement of Operations:
(amounts in thousands)
Derivatives not accounted for as hedging instruments	Options	Swaps	Foreign Currency Transactions	Total
Equity risk	$(717)	$–	$—	$(717)
Credit risk	—	(314)	—	(314)
Foreign exchange risk	—	—	495	495
Total	$(717)	$(314)	$495	$(536)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives not accounted for as hedging instruments	Options	Swaps	Foreign Currency Translation	Total
Equity risk	$293	$—	$—	$293
Credit risk	—	135	—	135
Foreign exchange risk	—	—	373	373
Total	$293	$135	$373	$801

Derivative Volume
Forward Exchange Currency Contracts:
Average Settlement Value Purchased	$1,933,197
Average Settlement Value Sold	$1,380,263
Ending Settlement Value Purchased	—
Ending Settlement Value Sold	$6,771,123

Swaps:
The Fund increased the volume of activity in swaps during the year ended October 31, 2012, with an average notional balance of approximately $1,625,546, and an ending notional balance of $5,000,000. As of October 31, 2012, the collateral posted on the Fund is $101,000.

Note 7 – Capital:

Common Shares
The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 13,603,025 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue shares during the year ended October 31, 2012, or the year ended October 31, 2011.

Note 8 – Borrowings:
On December 30, 2009, the Fund entered into a $50,000,000 committed credit facility agreement whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. Interest on the amount borrowed is based on the 3-month LIBOR plus 0.95%. An unused commitment fee of 0.85% is charged on the difference between the $50,000,000 credit agreement and the amount borrowed, which is included in Interest Expense on the Statement of Operations. As of October 31, 2012, there was $50,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of the borrowings on the credit facility during the year ended October 31, 2012 was $50,000,000 with a related average interest rate of 1.41%. The maximum amount outstanding during the period was $50,000,000. As of October 31, 2012, the total amount of securities segregated in connection with borrowings was $108,219,636.

The Fund’s use of leverage creates special risks that may adversely affect the total return of the Fund. The risks include but are not limited to: greater volatility of the Fund’s net asset value and market price; fluctuations in the interest rates on the leverage; and the possibility that increased costs associated with the leverage, which would be borne entirely by the holder’s of the Fund, may reduce the Fund’s total return. The Fund will pay interest expense on the leverage, thus reducing the Fund’s total return. This expense may be greater than the Fund’s return on the underlying investment.

The committed credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its

32 | LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2012

fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which the lender has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act.

Note 9 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Subsequent Event:
On November 1, 2012, the Trustees declared a quarterly dividend of $0.2100 per common share. This dividend was payable on November 30, 2012, to shareholders of record on November 15, 2012.

The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the event disclosed above.

LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT | 33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	October 31, 2012

To the Board of Trustees and Shareholders of the
Advent/Claymore Enhanced Growth & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, of cash flows and the financial highlights present fairly, in all material respects, the financial position of Advent/Claymore Enhanced Growth & Income Fund (the “Fund”) at October 31, 2012, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 24, 2012

34 | LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	October 31, 2012

Federal Income Tax Information
Qualified dividend income of as much as $1,078,716 was received by the Fund through October 31, 2012. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders $1,030,314 of investment income (dividend income plus short-term gains, if any) qualified for the dividends-received deduction.

In January 2013, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2012.

Results of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on October 24, 2012. At this meeting, shareholders voted on the election of trustees. With regard to the election of the following Class II Trustees by shareholders of the Fund:

		# of shares
	For	Against	Withheld
Tracy V. Maitland	9,982,931	231,494	152,342
Ronald A. Nyberg	9,966,673	254,618	145,476

The other Trustees of the Fund whose terms did not expire in 2012 are Daniel Black, Randall C. Barnes, Derek Medina, Gerald L. Seizert and Michael A. Smart.

Trustees
The Trustees of the Advent/Claymore Enhanced Growth & Income Fund and their principal occupations during the past five years:

Name, Address, Year of Birth and Position(s) Held with Registrant	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Daniel Black+ Year of birth: 1960 Trustee	Since 2005	Managing Partner, the Wicks Group of Cos., LLC (2003-present). Formerly, Managing Director and Co-head of the Merchant Banking Group at BNY Capital Markets, a division of The Bank of New York Co., Inc. (1998-2003).	3
Director, Bendon Publishing International (2012-present). Director of Antenna International, Inc. (2010-present). Director of Bonded Services, Ltd. (2011- present). Director of Penn Forest Education Group, Inc. (2007-2009).

Randall C. Barnes++ Year of birth: 1951 Trustee	Since 2005	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development of PepsiCo, Inc. (1987-1990).	55	Trustee, of funds in the Guggenheim Investments Fund Complex.
Derek Medina+ Year of birth: 1966 Trustee	Since 2004	Senior Vice President, Business Affairs at ABC News (2008-present). Vice President, Business Affairs and News Planning at ABC News (2003-2008). Formerly, Executive Director, Office of the President at ABC News (2000-2003). Former Associate at Cleary Gottlieb Steen & Hamilton (law firm) (1995-1998). Former associate in Corporate Finance at J.P. Morgan/ Morgan Guaranty (1988-1990).	3	Director, Young Scholar’s Institute (2005-present); Director, Oliver Scholars (2011-present).
Ronald A. Nyberg++ Year of birth: 1953 Trustee	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	57	Trustee, of funds in the Guggenheim Investments Fund Complex.
Gerald L. Seizert, CFA, CIC+ Year of birth: 1952 Trustee	Since 2004	Chief Executive Officer of Seizert Capital Partners, LLC, where he directs the equity disciplines of the firm and serves as a co-manager of the firm’s hedge fund, Prosper Long Short (2000-present). Formerly, Co-Chief Executive (1998-1999) and a Managing Partner and Chief Investment Officer-Equities of Munder Capital Management, LLC (1995-1999). Former Vice President and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995). Former Vice President and Portfolio Manager at First of America Bank (1978-1984).	3	None
Michael A. Smart+ Year of birth: 1960 Trustee	Since 2004	Managing Partner, Cordova, Smart & Williams, LLC (2003-present). Formerly, Principal, First Atlantic Capital Ltd., (2001-2004). Formerly, a Managing Director in Investment Banking-The Private Equity Group (1995-2001) and a Vice President in Investment Banking-Corporate Finance (1992-1995) at Merrill Lynch & Co. Founding Partner of The Carpediem Group, a private placement firm (1991-1992). Former Associate at Dillon, Read and Co. (investment bank) (1988-1990).	3
Chairman, Board of Directors, Berkshire Blanket, Inc. (2006- present); President and Chairman, Board of Directors, Sqwincher Holdings (2006-present); Board of Directors, Sprint Industrial Holdings (2007-present); Board of Directors, National Association of Investment Companies (“NAIC”) (2010-present).

LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT | 35

SUPPLEMENTAL INFORMATION (Unaudited) continued	October 31, 2012

Name, Address, Year of Birth and Position(s) Held with Registrant	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees:
Tracy V. Maitland+ø Year of birth: 1960 Trustee, President and Chief Executive Officer	Since 2004	President of Advent Capital Management, LLC, which he founded in June 2001. Prior to June 2001, President of Advent Capital Management, a division of Utendahl Capital.	3	None.

+	Address for all Trustees noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10018
++	Address for all Trustees noted: 2455 Corporate West Drive, Lisle, IL 60532
*	Each Trustee generally serves a three-year term concurrent with the class of Trustees for which he serves:
— Messrs. Seizert, Medina and Barnes, as Class III Trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.
— Messrs. Smart and Black, as Class I Trustees, are expected to stand for re-election at the Fund’s 2014 annual meeting of shareholders.
— Messrs. Maitland and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund’s 2015 annual meeting of shareholders.
**
The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, LLC, or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

ø
Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Manager.

Principal Officers
The Principal Officers of the Advent/Claymore Enhanced Growth & Income Fund who are not trustees and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) Held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations
Officers:
F. Barry Nelson Year of birth: 1943 Vice President and Assistant Secretary	Since 2005	Co-Portfolio Manager at Advent Capital Management, LLC (2001-present). Prior to 2001, Mr. Nelson held the same position at Advent Capital Management, a division of Utendahl Capital.
Robert White Year of birth: 1965 Treasurer and Chief Financial Officer	Since 2005	Chief Financial Officer, Advent Capital Management, LLC (2005-present). Previously, Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).
Edward C. Delk Year of birth: 1968 Secretary and Chief Compliance Officer	Since 2012
General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2012-present). Formerly, Assistant General Counsel and Chief Compliance Officer, Insight Venture Management, LLC (2009-2012). Associate General Counsel, TIAA-CREF (2008-2009). Principal, Legal Department, The Vanguard Group, Inc. (2000-2008).

*	Address for all Officers unless otherwise noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10018

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

36 | LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	October 31, 2012

Unless the registered owner of common shares elects to receive cash by contacting Computershare Shareowner Services LLC, (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services, LLC, Attention: Stock Transfer Department, P.O. Box 358015, Pittsburg, PA 15252; Phone Number: (866) 488-3559.

LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT | 37

This Page Intentionally Left Blank.

FUND INFORMATION	October 31, 2012

Board of Trustees Randall C. Barnes Daniel Black Tracy V. Maitland* Chairman Derek Medina Ronald A. Nyberg Gerald L. Seizert Michael A. Smart
Officers
Tracy V. Maitland
President and Chief
Executive Officer

F. Barry Nelson
Vice President and
Assistant Secretary

Robert White
Treasurer and Chief
Financial Officer

Edward C. Delk
Secretary and Chief
Compliance Officer

Investment Manager
Advent Capital
Management, LLC
New York, New York

Investment Adviser and
Administrator
Guggenheim Funds
Investment Advisors, LLC
Lisle, Illinois

Accounting Agent
and Custodian
The Bank of
New York Mellon
New York, New York
Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, New York Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP New York, New York
*	Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

Portfolio Managers
The portfolio managers of the Fund are Tracy Maitland (Chief Investment Officer), F. Barry Nelson (Senior Vice President), Paul Latronica (Managing Director) and Hart Woodson (Managing Director).

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent/Claymore Enhanced Growth & Income Fund?
•           If your shares are held in a Brokerage Account, contact your Broker.
•           If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
            Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, NJ 07310; (866) 488-3559.

This report is sent to shareholders of Advent/Claymore Enhanced Growth and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227 or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov or www.guggenheiminvestments.com/lcm.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or www.guggenheiminvestments.com/lcm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders
Notice is hereby given in accordance with Section 239(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT | 39

ABOUT THE FUND MANAGER

Advent Capital Management, LLC
Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy
Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. The Fund Manager seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that the Fund Manager believes have stable-to-improving fundamentals and attractive valuations.

Investment Process
Advent manages securities by using a strict four-step process:

1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;

2	Analyze the quality of issues to help manage downside risk;

3	Analyze fundamentals to identify catalysts for favorable performance; and

4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC
1271 Avenue of the Americas
New York, New York 10018

Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC (12/12)

NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

CEF-LCM-AR-1012

Item 2.  Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b)           No information need be disclosed pursuant to this paragraph.

(c)           The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)           Not applicable.

(f)           (1)  The registrant's Code of Ethics is attached hereto as an exhibit.

               (2)  Not applicable.

               (3)  Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has six audit committee financial experts serving on its audit committee (the “Audit Committee”), each of whom is an "independent" Trustee, as defined in Item 3 of Form N-CSR:  Randall C. Barnes, Daniel L. Black, Derek Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

Mr. Black qualifies as an audit committee financial expert by virtue of his experience obtained as a partner of a private equity firm, which includes review and analysis of audited and unaudited financial statements using generally accepted accounting principles (“GAAP”) to show accounting estimates, accruals and reserves.

Mr. Medina qualifies as an audit committee financial expert by virtue of his experience obtained as a Senior Vice President, Business Affairs of ABC News and as a former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Nyberg qualifies as an audit committee financial expert by virtue of his experience obtained as a former Executive Vice President, General Counsel and Secretary of Van Kampen Investments, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Seizert qualifies as an audit committee financial expert by virtue of his experience obtained as the chief executive officer and portfolio manager of an asset management company, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Smart qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner of a private equity firm and a former Vice President at Merrill Lynch & Co, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a)              Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $80,000 and $108,851 for the fiscal years ended October 31, 2012, and October 31, 2011, respectively.

(b)              Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the fiscal years ended October 31, 2012, and October 31, 2011, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(c)              Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $14,950 and $14,950 for the fiscal years ended October 31, 2012, and October 31, 2011, respectively.

The registrant's principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

 (d)              All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) through 4(c) of this Item were $168,258 and $80,110 for the fiscal years ended October 31, 2012, and October 31, 2011, respectively. The fees for the fiscal year ended October 31, 2011 were performed for the registrant’s change of accounting policy related to amortization.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(e)  Audit Committee Pre-Approval Policies and Procedures:

(1) In accordance with Rule 2-01(c)(7) of Regulation S-X, the Audit Committee pre-approves all of the Audit and Tax  Fees of the registrant.  All of the services described in paragraphs 4(b) through 4(d) above were approved by the Audit Committee in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the registrant’s independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having to obtain specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the registrant.

AUDIT COMMITTEE PRE-APPROVAL POLICY

OF

ADVENT CLAYMORE ENHANCED GROWTH & INCOME FUND

Statement of Principles

The Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of Advent Claymore Enhanced Growth & Income Fund (the “Trust,”) is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors' independence.  Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the "Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy.  The appendices hereto sometimes are referred to herein as the "Service Pre-Approval Documents".  The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee.  The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.  The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.

Delegation

In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman").  The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto.  Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority.  This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both.  The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

Pre-Approved Fee Levels

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents.  Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit Services

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit-Related Services

Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor.  Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Tax Services

The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

All Other Services

All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Procedures

Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC.  A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

(2)	None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(C) of Rule 2-01 of Regulation S-X.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(f)           Not applicable.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $183,208 and $95,060 for the fiscal years ended October 31, 2012, and October 31, 2011, respectively.

(h)           Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)  The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The audit committee of the registrant is composed of:  Randall C. Barnes, Daniel L. Black, Randall C. Barnes, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

(b)  Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment manager, Advent Capital Management, LLC (the "Manager").  The Manager’s Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Tracy Maitland and Paul Latronica (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.  The following provides information regarding the portfolio managers as of October 31, 2012:

Name	Since	Professional Experience

Tracy Maitland	2005 (Inception)	Chief Executive Officer and Founder at Advent Capital Management, LLC.
Paul Latronica	2007	Portfolio Manager at Advent Capital Management, LLC. He has been associated with Advent Capital Management for more than fifteen years.

(a) (2) (i-iii)                      Other accounts managed.    The following summarizes information regarding each of the other accounts managed by them as of October 31, 2012:

Tracy Maitland

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$845,204,408	0	$0
Other pooled investment vehicles	1	$17,223,985	0	$0
Other accounts	64	$3,667,009,846	1	$428,859,257

Paul Latronica

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$845,204,408	0	$0
Other pooled investment vehicles	6	$633,835,889	0	$0
Other accounts	18	$ 1,916,290,472	0	$0

(a) (2) (iv)    Conflicts of Interest.    If another account of the Portfolio Managers has investment objectives and policies that are similar to those of the registrant, the Portfolio Manager will allocate orders pro-rata among the registrant and such other accounts, or, if the Portfolio Manager deviates from this policy, the Portfolio Manager will allocate orders such that all accounts (including the registrant) receive fair and equitable treatment.

(a) (3)           Compensation Structure. The salary of the Portfolio Manager is fixed at an industry-appropriate amount and generally reviewed annually. In addition, a 100% discretionary bonus may be awarded to the Portfolio Manager, if appropriate.  Bonuses are generally considered on an annual basis and based upon a variety of factors, including, but not limited to, the overall success of the firm, an individual's responsibility and his/her performance versus expectations. The bonus is determined by senior management at Advent Capital Management, LLC.  Compensation is based on the entire employment relationship and not based solely on the performance of the registrant or any other single account or type of account.  In addition, all Advent Capital Management, LLC employees are also eligible to participate in a 401(k) plan.

 (a) (4)          Securities ownership.    The following table discloses the dollar range of equity securities of the registrant beneficially owned by each of the Portfolio Managers as of October 31, 2012:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Tracy Maitland	$5,005-$25,000
Paul Latronica	$5,005-$25,000

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)	Code of Ethics for Chief Executive and Senior Financial Officers.

(a) (2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)   Not applicable.

(b)	Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)	Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent/Claymore Enhanced Growth & Income Fund

By:              /s/ Tracy V. Maitland

Name:         Tracy V. Maitland

Title:           President and Chief Executive Officer

Date:           January 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Tracy V. Maitland

Name:         Tracy V. Maitland

Title:           President and Chief Executive Officer

Date:           January 7, 2013

By:              /s/ Robert White

Name:         Robert White

Title:           Treasurer and Chief Financial Officer

Date:           January 7, 2013